UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07512

BNY Mellon Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2022

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Worldwide Growth Fund, Inc.

SEMI-ANNUAL REPORT April 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through April 30, 2022, as provided by portfolio managers Christopher B. Sarofim, William Gentry Lee, Jr., Alan R. Christensen, Charles E. Sheedy and Catherine P. Crain of Fayez Sarofim & Co., sub-adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2022, BNY Mellon Worldwide Growth Fund, Inc.’s (the “fund”) Class A shares produced a total return of −12.24%, Class C shares returned −12.56%, Class I shares returned −12.10% and Class Y shares returned −12.09%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), produced a −11.30% total return.2

Global equities declined during the reporting period in response to rising inflation and tightening monetary policy. The fund underperformed its benchmark, hindered primarily by the net effects of sector allocation.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The fund will normally invest at least 25% of its assets in foreign companies and at least 25% of its assets in U.S. companies. The fund focuses on “blue-chip” multinational companies with total market values of more than $5 billion. Blue-chip companies are established companies that are considered “known quantities.” These companies often have a long record of profit growth and dividend payment, as well as a reputation for quality management, products and services. Multinational companies are large, established, globally managed companies that manufacture and distribute their products and services throughout the world.

In choosing stocks, the fund’s portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, plus the potential to achieve predictable, above-average earnings growth. The fund also invests in U.S. dollar-denominated American depositary receipts.

The fund employs a “buy-and-hold” investment strategy, which is an investment strategy characterized by a low portfolio turnover rate that helps to reduce the fund’s trading costs and minimize tax liability by limiting the distribution of capital gains.3

Markets Hindered by Inflation and Tightening Monetary Policy

The reporting period was defined by a strong first half, with markets reaching new all-time highs, before a shift in market sentiment in January 2022 led to steep declines for the remainder of the period. From November to December 2021, the Index delivered strong performance attributable to robust consumer spending and corporate earnings beating expectations. Economic data showed continued strength in consumer demand, and companies reported resilient margins as price hikes didn’t deter consumers.

Markets reached new all-time highs in early January 2022 before concerns centered on the “Four Cs”: central banks, conflict in Ukraine, COVID-19 in China and commodities prices. As inflation data continued to trend upward, central banks around the globe began tightening monetary policy, but the pace varied across countries. Burgeoning demand, coupled with supply-chain issues, has pushed up prices of commodities and finished goods around the globe, as reflected by inflation data from the U.S., Europe and Asia. In the U.S., Federal Reserve Chairman Jerome Powell implemented a 0.25% rate hike and signaled potential 0.50% and 0.25% hikes for the remainder of 2022.

As major central banks around the world start to normalize monetary policy, they must calibrate the speed and rate at which they increase interest rates. In Europe, the European Central Bank announced it would conclude tapering by March 2022 and start interest-rate hikes in 2023. The Bank of England surprised many by hiking rates as a response to inflationary pressures. Bucking the trend, China was instead focused on easing policies to support growth as its economy faced multiple challenges, including lockdowns due to a resurgence of COVID-19, regulatory overhaul of the technology industry and a weakened real estate sector.

Geopolitics returned to the forefront when Russia invaded Ukraine, amplifying a selloff in the global equity markets as the impact of war complicated global inflation. As the markets digested the winding down of accommodative pandemic-related policies, the lingering supply-chain snags, COVID-19 flare-ups and high inflation have dampened the growth and margin outlook.

This myriad of concerns impacted valuations, and the Index declined from January to April 2022. Most sectors were challenged in the period, but the energy sector was a notable outperformer, driven by high oil increases, while relative laggards in the period included the communication services, consumer discretionary, information technology and industrials sectors.

Sector Allocation Hindered Fund Performance

The fund underperformed the Index due largely to negative sector allocation. An overweight to the information technology sector was detrimental, while in the communication services and materials sectors, both stock selection and sector allocation detracted from performance. In the financials and consumer staples sectors, unfavorable stock selection hindered relative results. The top detractors included Meta Platforms, Microsoft, Alphabet, ASML Holding and BlackRock.

On a more positive note, across the consumer discretionary sector, the fund was a beneficiary of positive stock selection as holdings outperformed the broader sector. Stock selection in the information technology sector also contributed positively to performance. In the consumer staples sector, a large overweight allocation was beneficial. The top contributors to relative performance included Chevron, Hess, Apple, Coca-Cola and Altria Group.

A Long-term Focus

We expect volatility to continue as the market prepares for a normalization of monetary policy and slower earnings growth. However, the overall economic outlook remains positive

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

based on continued progress in managing through the pandemic and the reopening of global economies, as well as healthy corporate and consumer balance sheets.

Despite the near-term challenges, the fund’s investment approach remains unchanged, with a focus on the long term. We continue to invest in high-quality companies with sound capital structures and resilient cash flows, with financially strong businesses well positioned to continue growing as we navigate through these risks.

May 16, 2022

Effective June 1, 2022, Fayez Sarofim no longer serves as a portfolio manager of the fund.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper, Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

A concentration of companies in a narrow sector could cause performance to be more volatile than funds invested in a broader range of industries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Worldwide Growth Fund, Inc. from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.26	$8.78	$4.15	$3.77
Ending value (after expenses)	$877.60	$874.40	$879.00	$879.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.66	$9.44	$4.46	$4.06
Ending value (after expenses)	$1,019.19	$1,015.42	$1,020.38	$1,020.78
†

Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 1.89% for Class C, .89% for Class I and .81% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.4%
Banks - 1.7%
JPMorgan Chase & Co.	125,465		14,975,502
Capital Goods - .9%
Assa Abloy, Cl. B	300,000		7,568,404
Consumer Durables & Apparel - 6.9%
adidas	46,325		9,435,395
EssilorLuxottica	46,000	[a]	7,803,747
Hermes International	7,226		8,890,901
LVMH	54,240		34,707,936
			60,837,979
Consumer Services - 3.4%
Marriott International, Cl. A	70,350	[a]	12,488,532
McDonald's	70,425		17,547,093
			30,035,625
Diversified Financials - 5.2%
BlackRock	30,240		18,890,323
London Stock Exchange Group	103,825		10,302,221
S&P Global	44,947		16,922,546
			46,115,090
Energy - 6.9%
Chevron	223,900		35,078,413
Hess	245,600		25,313,992
			60,392,405
Food, Beverage & Tobacco - 11.0%
Altria Group	167,550		9,310,754
Diageo, ADR	62,695	[b]	12,456,243
Nestle, ADR	188,165		24,205,546
PepsiCo	84,570		14,521,515
Philip Morris International	178,380		17,838,000
The Coca-Cola Company	289,700		18,717,517
			97,049,575
Health Care Equipment & Services - 4.3%
Abbott Laboratories	161,885		18,373,947
Intuitive Surgical	44,110	[a]	10,555,523
UnitedHealth Group	17,975		9,141,186
			38,070,656
Household & Personal Products - 5.6%
L'Oreal, ADR	506,000	[b]	36,720,420
The Estee Lauder Companies, Cl. A	27,475		7,255,049
The Procter & Gamble Company	36,300		5,827,965
			49,803,434

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Insurance - .8%
AIA Group	698,375		6,823,065
Materials - 2.7%
Air Liquide, ADR	377,590		13,011,751
Air Products & Chemicals	47,100		11,024,697
			24,036,448
Media & Entertainment - 11.0%
Alphabet, Cl. C	16,125	[a]	37,076,696
Comcast, Cl. A	310,095		12,329,377
Meta Platforms, Cl. A	125,990	[a]	25,257,215
Nintendo	23,475		10,818,686
Tencent Holdings	130,475		6,119,980
The Walt Disney Company	49,661	[a]	5,543,657
			97,145,611
Pharmaceuticals Biotechnology & Life Sciences - 6.1%
Johnson & Johnson	46,275		8,350,787
Novo Nordisk, ADR	232,645		26,521,530
Roche Holding, ADR	403,220		18,620,700
			53,493,017
Retailing - 2.8%
Amazon.com	10,055	[a]	24,993,010
Semiconductors & Semiconductor Equipment - 5.8%
ASML Holding	40,300		22,719,931
Texas Instruments	168,925		28,759,481
			51,479,412
Software & Services - 14.0%
Adobe	17,300	[a]	6,849,935
Intuit	16,200		6,783,750
Mastercard, Cl. A	8,000		2,907,040
Microsoft	274,385		76,147,325
Visa, Cl. A	144,050	[b]	30,701,376
			123,389,426
Technology Hardware & Equipment - 6.2%
Apple	344,830		54,362,449
Transportation - 4.1%
Canadian Pacific Railway	321,455	[b]	23,536,935
Union Pacific	53,540		12,543,887
			36,080,822
Total Common Stocks (cost $321,524,079)			876,651,930

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $970,811)	0.38	970,811	[c]	970,811

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $37,500)	0.38	37,500	[c]	37,500
Total Investments (cost $322,532,390)		99.5%		877,660,241
Cash and Receivables (Net)		.5%		4,268,136
Net Assets		100.0%		881,928,377

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2022, the value of the fund’s securities on loan was $37,052,771 and the value of the collateral was $39,218,877, consisting of cash collateral of $37,500 and U.S. Government & Agency securities valued at $39,181,377. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.0
Consumer Staples	16.7
Consumer Discretionary	13.1
Communication Services	11.0
Health Care	10.4
Financials	7.7
Energy	6.8
Industrials	5.0
Materials	2.7
Investment Companies	.1
99.5

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .1%	4,785,153	74,347,352	(78,161,694)	970,811	3,378
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	81,428,683	(81,391,183)	37,500	36,228	††
Total - .1%	4,785,153	155,776,035	(159,552,877)	1,008,311	39,606

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $37,052,771)—Note 1(c):
Unaffiliated issuers	321,524,079	876,651,930
Affiliated issuers	1,008,311	1,008,311
Cash		127,265
Cash denominated in foreign currency	1,274,181	1,278,364
Receivable for investment securities sold		2,349,566
Receivable for shares of Common Stock subscribed		1,537,091
Dividends and securities lending income receivable		1,382,445
Tax reclaim receivable—Note 1(b)		811,971
Prepaid expenses		85,038
		885,231,981
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		756,219
Payable for investment securities purchased		1,515,938
Payable for shares of Common Stock redeemed		795,767
Liability for securities on loan—Note 1(c)		37,500
Directors’ fees and expenses payable		17,147
Other accrued expenses		181,033
		3,303,604
Net Assets ($)		881,928,377
Composition of Net Assets ($):
Paid-in capital		263,362,600
Total distributable earnings (loss)		618,565,777
Net Assets ($)		881,928,377

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	602,579,610	12,792,772	233,076,706	33,479,289
Shares Outstanding	9,535,319	244,843	3,654,084	525,393
Net Asset Value Per Share ($)	63.19	52.25	63.79	63.72

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $419,752 foreign taxes withheld at source):
Unaffiliated issuers	7,308,826
Affiliated issuers	3,378
Income from securities lending—Note 1(c)	36,228
Total Income	7,348,432
Expenses:
Management fee—Note 3(a)	3,661,156
Shareholder servicing costs—Note 3(c)	1,253,629
Directors’ fees and expenses—Note 3(d)	57,767
Professional fees	56,795
Distribution fees—Note 3(b)	55,001
Registration fees	52,350
Custodian fees—Note 3(c)	28,946
Prospectus and shareholders’ reports	20,045
Chief Compliance Officer fees—Note 3(c)	10,209
Loan commitment fees—Note 2	486
Miscellaneous	13,331
Total Expenses	5,209,715
Net Investment Income	2,138,717
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	61,337,584
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(186,991,811)
Net Realized and Unrealized Gain (Loss) on Investments	(125,654,227)
Net (Decrease) in Net Assets Resulting from Operations	(123,515,510)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment income	2,138,717	2,469,495
Net realized gain (loss) on investments	61,337,584	77,891,870
Net change in unrealized appreciation (depreciation) on investments	(186,991,811)	216,341,554
Net Increase (Decrease) in Net Assets Resulting from Operations	(123,515,510)	296,702,919
Distributions ($):
Distributions to shareholders:
Class A	(54,421,004)	(24,233,126)
Class C	(1,387,950)	(887,321)
Class I	(19,271,898)	(8,513,953)
Class Y	(2,911,743)	(1,322,569)
Total Distributions	(77,992,595)	(34,956,969)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	18,255,069	34,145,686
Class C	897,293	2,034,756
Class I	41,596,565	61,911,090
Class Y	22,214,845	11,501,438
Distributions reinvested:
Class A	47,464,839	21,095,790
Class C	1,325,964	851,272
Class I	17,661,632	7,616,685
Class Y	2,732,907	1,242,149
Cost of shares redeemed:
Class A	(49,683,423)	(72,887,717)
Class C	(2,508,316)	(11,000,617)
Class I	(33,105,697)	(54,892,021)
Class Y	(21,756,575)	(12,526,491)
Increase (Decrease) in Net Assets from Capital Stock Transactions	45,095,103	(10,907,980)
Total Increase (Decrease) in Net Assets	(156,413,002)	250,837,970
Net Assets ($):
Beginning of Period	1,038,341,379	787,503,409
End of Period	881,928,377	1,038,341,379

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	253,585	498,929
Shares issued for distributions reinvested	644,377	331,388
Shares redeemed	(699,020)	(1,052,690)
Net Increase (Decrease) in Shares Outstanding	198,942	(222,373)
Class Ca
Shares sold	15,172	34,099
Shares issued for distributions reinvested	21,709	15,912
Shares redeemed	(41,741)	(192,754)
Net Increase (Decrease) in Shares Outstanding	(4,860)	(142,743)
Class Ia
Shares sold	594,684	877,088
Shares issued for distributions reinvested	237,771	118,384
Shares redeemed	(472,257)	(783,474)
Net Increase (Decrease) in Shares Outstanding	360,198	211,998
Class Y
Shares sold	320,496	164,969
Shares issued for distributions reinvested	36,837	19,310
Shares redeemed	(324,737)	(177,613)
Net Increase (Decrease) in Shares Outstanding	32,596	6,666

[a]

During the period ended April 30, 2022, 454 Class A shares representing $35,526 were exchanged for 451 Class I shares. During the period ended October 31, 2021, 1,219 Class A shares representing $89,064 were exchanged for 1,210 Class I shares and 805 Class C shares representing $48,195 were exchanged for 674 Class I shares.

[b]

During the period ended April 30, 2022, 1,720 Class C shares representing $106,786 were automatically converted to 1,440 Class A shares and during the period ended October 31, 2021, 9,258 Class C shares representing $526,752 were automatically converted to 7,822 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2022		Year Ended October 31,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	77.71	58.39	54.01	52.03	58.28	50.01
Investment Operations:
Net investment income[a]	.13	.14	.33	.47	.62	.63
Net realized and unrealized gain (loss) on investments	(8.81)	21.73	8.01	7.48	.28	11.50
Total from Investment Operations	(8.68)	21.87	8.34	7.95	.90	12.13
Distributions:
Dividends from net investment income	-	(.24)	(.33)	(.50)	(.63)	(.59)
Dividends from net realized gain on investments	(5.84)	(2.31)	(3.63)	(5.47)	(6.52)	(3.27)
Total Distributions	(5.84)	(2.55)	(3.96)	(5.97)	(7.15)	(3.86)
Net asset value, end of period	63.19	77.71	58.39	54.01	52.03	58.28
Total Return (%)[b]	(12.24)[c]	38.45	16.24	17.44	1.25	25.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13[d]	1.14	1.14	1.14	1.17	1.18
Ratio of net investment income to average net assets	.37[d]	.20	.61	.92	1.14	1.18
Portfolio Turnover Rate	6.11[c]	7.06	4.92	4.06	4.52	7.36
Net Assets, end of period ($ x 1,000)	602,580	725,502	558,157	511,019	406,634	433,075

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2022		Year Ended October 31,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	65.47	49.71	46.59	45.68	51.91	44.90
Investment Operations:
Net investment income (loss)[a]	(.12)	(.32)	(.04)	.10	.17	.24
Net realized and unrealized gain (loss) on investments	(7.26)	18.39	6.83	6.44	.30	10.24
Total from Investment Operations	(7.38)	18.07	6.79	6.54	.47	10.48
Distributions:
Dividends from net investment income	-	-	(.04)	(.16)	(.18)	(.20)
Dividends from net realized gain on investments	(5.84)	(2.31)	(3.63)	(5.47)	(6.52)	(3.27)
Total Distributions	(5.84)	(2.31)	(3.67)	(5.63)	(6.70)	(3.47)
Net asset value, end of period	52.25	65.47	49.71	46.59	45.68	51.91
Total Return (%)[b]	(12.56)[c]	37.40	15.36	16.58	.51	24.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.89[d]	1.89	1.89	1.89	1.90	1.92
Ratio of net investment income (loss) to average net assets	(.40)[d]	(.55)	(.09)	.22	.35	.51
Portfolio Turnover Rate	6.11[c]	7.06	4.92	4.06	4.52	7.36
Net Assets, end of period ($ x 1,000)	12,793	16,348	19,508	36,014	17,377	44,556

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2022		Year Ended October 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	78.31	58.82	54.38	52.37	58.72	50.46
Investment Operations:
Net investment income[a]	.22	.32	.48	.60	.77	.77
Net realized and unrealized gain (loss) on investments	(8.88)	21.89	8.06	7.53	.29	11.59
Total from Investment Operations	(8.66)	22.21	8.54	8.13	1.06	12.36
Distributions:
Dividends from net investment income	(.02)	(.41)	(.47)	(.65)	(.89)	(.83)
Dividends from net realized gain on investments	(5.84)	(2.31)	(3.63)	(5.47)	(6.52)	(3.27)
Total Distributions	(5.86)	(2.72)	(4.10)	(6.12)	(7.41)	(4.10)
Net asset value, end of period	63.79	78.31	58.82	54.38	52.37	58.72
Total Return (%)	12.10[b]	38.80	16.55	17.71	1.54	26.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.88	.89	.89	.90	.91
Ratio of net investment income to average net assets	.63[c]	.45	.86	1.18	1.40	1.44
Portfolio Turnover Rate	6.11[b]	7.06	4.92	4.06	4.52	7.36
Net Assets, end of period ($ x 1,000)	233,077	257,944	181,276	152,806	126,814	148,024

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2022		Year Ended October 31,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	78.22	58.76	54.33	52.33	58.71	50.49
Investment Operations:
Net investment income[a]	.26	.38	.52	.62	.82	.85
Net realized and unrealized gain (loss) on investments	(8.89)	21.84	8.05	7.54	.29	11.55
Total from Investment Operations	(8.63)	22.22	8.57	8.16	1.11	12.40
Distributions:
Dividends from net investment income	(.03)	(.45)	(.51)	(.69)	(.97)	(.91)
Dividends from net realized gain on investments	(5.84)	(2.31)	(3.63)	(5.47)	(6.52)	(3.27)
Total Distributions	(5.87)	(2.76)	(4.14)	(6.16)	(7.49)	(4.18)
Net asset value, end of period	63.72	78.22	58.76	54.33	52.33	58.71
Total Return (%)	(12.09)[b]	38.87	16.63	17.80	1.61	26.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.80	.81	.81	.82	.82
Ratio of net investment income to average net assets	.73[c]	.54	.94	1.26	1.50	1.59
Portfolio Turnover Rate	6.11[b]	7.06	4.92	4.06	4.52	7.36
Net Assets, end of period ($ x 1,000)	33,479	38,548	28,563	24,301	32,507	34,823

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Worldwide Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	774,181,595	102,470,335	††	-	876,651,930
Investment Companies	1,008,311	-		-	1,008,311

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

taxes payable or deferred or those subject to reclaims as of April 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2022, BNY Mellon earned $4,939 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2021 was as follows: ordinary income $3,796,386 and long-term capital gains $31,160,583. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

During the period ended April 30, 2022, the Distributor retained $8,537 from commissions earned on sales of the fund’s Class A shares, $955 and $505 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2022, Class C shares were charged $55,001 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, Class A and Class C shares were charged $842,242 and $18,334, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2022, the fund was charged $53,213 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on net assets, geographic region and transaction activity. During the period ended April 30, 2022, the fund was charged $28,946 pursuant to the custody agreement.

During the period ended April 30, 2022, the fund was charged $10,209 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $582,148, Distribution Plan fees of $8,351, Shareholder Services Plan fees of $133,664, Custodian fees of $8,000, Chief Compliance Officer fees of $7,335 and Transfer Agent fees of $16,721.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2022, amounted to $59,672,706 and $90,713,479, respectively.

At April 30, 2022, accumulated net unrealized appreciation on investments was $555,127,851, consisting of $565,231,757 gross unrealized appreciation and $10,103,906 gross unrealized depreciation.

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

For More Information

BNY Mellon Worldwide Growth Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010&#14

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0070SA0422

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Worldwide Growth Fund, Inc.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: June 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: June 17, 2022

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: June 17, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)